January 10, 2012

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Laudus Trust

(File Nos. 33-21677 and 811-5547)

Ladies and Gentlemen:

On behalf of Laudus Trust, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information with respect to the Laudus Trust (the “Trust”) in the Statutory Prospectus, dated July 29, 2012, as supplemented December 21, 2012, filed pursuant to Rule 497(e) under the Securities Act of 1933, (the “497 Filing”). This filing is being made for the sole purpose of filing an interactive data file relating to the information provided in the 497 Filing.

Any questions or comments on this filing should be directed to the undersigned at (415) 667-0650.

Very truly yours,

/s/ Catherine MacGregor
Catherine MacGregor
Vice President, and Chief Counsel Laudus Funds